                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-9631

                Cohen & Steers Institutional Realty Shares, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset value at that date was $45.47. In addition, a distribution of $4.68 per share, including a regular quarterly distribution of $0.43 per share, a short-term capital gains distribution of $0.53 per share, and a long-term capital gains distribution of $3.72 were declared for shareholders of record on December 22, 2004 and were paid on December 23, 2004.(a)

INVESTMENT REVIEW

    For the quarter, the Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 17.8%. This compares to the NAREIT Equity REIT Index's(b) total return of 15.2%. For the year, the fund's total return was 38.8%, compared to NAREIT's 31.6%.

    One year ago, in our year-end letter to shareholders, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized. In our view, the fund was well positioned to benefit from these factors. As a result, we experienced one of our best years ever in terms of both absolute and relative performance, outperforming the fund's benchmark by a substantial margin.

    The major theme within the portfolio all year, and in our view the primary driver of REIT stock price appreciation, was the resurgence in growth, both cash flow growth and dividend growth. This has been the guiding force in our stock selection, where we added value in essentially all the property types in our investment universe. Contrary to many pundits who suggested that the directional change in interest rates would dominate REIT stock price performance, we continued to believe that changing interest rates have an indeterminate effect on REIT prices over the longer term (i.e. the correlation between the two is low). In our view, performance this year amply demonstrated that real estate fundamentals are what matter the most. REIT cash flow growth rates had been decelerating since the last peak in REIT stock prices in early 1998. REIT earnings growth finally bottomed in the first quarter of 2004, after falling for six years, and then re-accelerated briskly in the second and third quarters, sparking a substantial REIT rally.

-------------------
(a) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

(b) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Additionally, we believe that investors of all types -- individual and institutional, in the United States and abroad -- continued to gravitate toward REITs in recognition of their historical investment characteristics, including a secure and growing dividend stream, diversification away from the broader stock and bond markets, and competitive total returns. In addition, as more and more investors came to appreciate the investment characteristics of real estate, REIT merger and acquisition activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets.

    Within the REIT sector, regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, regional malls returned 45.0%. Our stock selection and overweight in this sector was the greatest single contributor to the fund's performance. Mills Corporation was our best performing mall investment, having generated a 52.4% total return. Shopping centers benefited from some of the same trends in retailing and returned 36.3%.

    The apartment and industrial sectors, both cyclical in nature, benefited from a strong economy and generated 34.7% and 34.1% total returns respectively. Our stock selection in the apartment sector and our decision to move from an underweight to an overweight earlier in the year were, in combination, the second greatest contributor to our performance this year. AvalonBay Communities, for example, was the best performing stock in our portfolio, generating a 65.0% total return. Manufactured housing was the worst performing sector, returning only 6.4% as lower apartment rents and affordable for-sale housing continued to disadvantage this low-priced housing alternative.

    Office companies also trailed the index on average by a wide margin, returning 23.3% as a group. Office fundamentals, however, varied widely across the United States. Several office companies in tightening markets generated total returns in excess of 30%, while many in markets with a more substantial vacancy overhang were virtually flat. By owning more of the former and less of the latter, we were able to add substantial value in this sector as well. Our average office position generated a total return of 31.5%. SL Green Realty was our best performing office stock with a 53.5% total return. Conversely, the two worst performing stocks in our portfolio were office stocks: Brandywine Realty Trust, 6.1%; and Equity Office Properties, 9.1%. The largest single detractor from our performance, albeit small, was the cash position in the fund, which returned 1.3%.

    Finally, a review of 2004 would be incomplete without considering an important milestone in the REIT sector. In late 2001, the broader stock market implicitly recognized the successful evolution of the U.S. REIT structure when REITs were included in the S&P 500 Index. In 2004, the rest of the world came to the same realization. The U.S. REIT had officially gone global. A growing handful of the most successful U.S. real estate companies began to successfully export their planning, construction, leasing, re-development and capital allocation skills to Europe and Asia. Their participation globally is no longer anecdotal. Their successes have been undeniable and notable for their investment discipline, product innovation and execution skills. This global expansion has significantly boosted the growth potential of these companies in our view.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Foreigners, who, with a few notable exceptions have traditionally invested in U.S. real estate through direct ownership, are now investing in U.S. REITs in a significant way. Liquidity, income potential and access to local management talent top the list of reasons given for foreign investment in REITs.

    Many foreign countries are paying the greatest possible compliment to the U.S. REIT structure by attempting to emulate its success in their own country. Following the adoption of the REIT structure by France and others, Germany, the U.K., Italy and Spain are notable examples of the many governments that have a U.S.-style REIT structure on their legislative agendas. We believe there may be significant IPO and securitization activity in these and other countries as property investors avail themselves of the benefits of the public REIT format. Over time we anticipate that an increasing amount of the world's income producing property will find its way into REIT-like vehicles, providing investors with truly global real estate investment opportunities.

INVESTMENT OUTLOOK

    Our superior investment results in 2004 began with getting the big picture right. Starting with the right macroeconomic assumptions was instrumental in anticipating how the REIT sector would behave and we believe this will be equally important in 2005. Quite simply, we anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range this year with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat steadier.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flows and dividends will continue their re-acceleration through 2005 and 2006.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

CASH FLOW, DIVIDENDS AND TOTAL RETURNS IN THE MODERN REIT ERA

                                 [BAR CHART]

                                  Cash Flow/Share   Dividend/Share
                                  ---------------   --------------
             1993 ..............        $1.00            $0.86
             1994 ..............        $1.16            $0.91
             1995 ..............        $1.28            $0.97
             1996 ..............        $1.41            $1.02
             1997 ..............        $1.59            $1.10
             1998 ..............        $1.86            $1.18
             1999 ..............        $2.05            $1.27
             2000 ..............        $2.24            $1.36
             2001 ..............        $2.33            $1.41
             2002 ..............        $2.36            $1.44
             2003 ..............        $2.39            $1.51
             2004E .............        $2.46            $1.57
             2005E .............        $2.68            $1.66
             2006E .............        $2.94            $1.76

                                      8.6% Annual      5.7% Annual
                                      Cash Flow        Dividend
                                      Growth Rate      Growth Rate

Cash Flow Growth         15.5%  10.8%  10.4%  12.4%   16.8%   10.4%   9.3%   3.8%   1.7%   1.3%   2.6%   9.2%   9.5%
Dividend Growth           6.0%   6.8%   4.9%   7.4%    8.0%    7.7%   6.8%   3.8%   1.9%   5.2%   3.6%   6.0%   6.2%
Payout Ratio       86%     78%    76%    72%    69%     63%     62%    61%    60%    61%    63%    64%    62%    60%
NAREIT Returns   19.7%    3.2%  15.3%  35.3%  20.3%  -17.5%   -4.6%  26.4%  13.9%   3.8%  37.1%  31.6%    --     --

Source: NAREIT; Cohen & Steers estimates for 2004, 2005 and 2006.


    Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices also peaked and began declining. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was chugging along nicely, supply had risen up to meet that demand, causing earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time as market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive product. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and muted new construction will constrain the supply of real estate in many markets. With respect to REITs we believe that cash flow growth will accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations, though above historical averages, are partially reflecting some of these positives in our view. However, valuations are also not at levels that indicate to us a peak in stock prices. As a result, we believe REITs may deliver attractive total returns in 2005, although investors are cautioned not to assume that returns will continue at the pace of the last two years.

Sincerely,

              MARTIN COHEN                   ROBERT H. STEERS
              MARTIN COHEN                   ROBERT H. STEERS
              President                      Chairman

                                   JAMES S. CORL
                                   JAMES S. CORL
                                   Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Institutional Realty Shares, Inc. is total return through investment in real estate securities. The fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the manager based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential and valuations.

    In 2004, the fund's total return was 38.78%, compared to 31.58% for the NAREIT Equity REIT Index and 10.88% for the S&P 500. We experienced one of our best years ever in terms of both absolute and relative performance, outperforming the fund's benchmark by a substantial margin. The major theme within the portfolio all year, and in our view the primary driver of REIT stock price appreciation, was the resurgence in growth, both cash flow growth and dividend growth. This has been the guiding force in our stock selection, where we added value in essentially all the property types in our investment universe. Our stock selection and overweight in the mall sector was the greatest single contributor to the fund's performance. Our stock selection in the apartment sector and our decision to move from an underweight to an overweight earlier in the year were, in combination, the second greatest contributor to our performance this year. We were able to add substantial value in the office sector as well. The largest single detractor from our performance, albeit small, was the cash position in the fund.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

PERFORMANCE REVIEW -- (CONTINUED)





                                      Average Annual Total Returns
                                     For Periods Ended Dec. 31, 2004
                                -------------------------------------------
                                1 Year          Since Inception (2/14/00)(b)
                                ------          ---------------------------
Fund ......................     38.78%                     22.72%
NAREIT Equity(a) ..........     31.58%                     22.64%
S&P 500(a) ................     10.88%                     -1.26%


                             [PERFORMANCE GRAPH]

Growth of a $3,000,000 Investment
Since Inception

                   Cohen & Steers
                   Institutional                   NAREIT Equity
                   Realty Shares                   REIT Index(a)              S&P 500(a)
                ---------------------             ----------------            ----------
 2/14/00(b)         $3,000,000                        $3,000,000              $3,000,000
 3/31/00            $3,113,100                        $3,082,500              $3,239,400
 6/30/00            $3,365,260                        $3,407,090              $3,153,560
 9/30/00            $3,731,740                        $3,667,730              $3,122,970
12/31/00            $3,889,220                        $3,804,170              $2,878,750
 3/31/01            $3,784,210                        $3,819,000              $2,537,330
 6/30/01            $4,164,140                        $4,239,480              $2,685,760
 9/30/01            $3,986,330                        $4,128,400              $2,291,500
12/31/01            $4,123,060                        $4,333,930              $2,536,460
 3/31/02            $4,468,170                        $4,691,480              $2,543,560
 6/30/02            $4,675,040                        $4,926,600              $2,202,720
 9/30/02            $4,258,960                        $4,480,740              $1,822,090
12/31/02            $4,249,590                        $4,499,110              $1,975,690
 3/31/03            $4,268,290                        $4,529,710              $1,913,460
 6/30/03            $4,843,660                        $5,123,550              $2,208,320
 9/30/03            $5,329,960                        $5,611,310              $2,266,840
12/31/03            $5,865,620                        $6,170,200              $2,542,940
 3/31/04            $6,567,740                        $6,911,860              $2,585,920
 6/30/04            $6,295,830                        $6,510,280              $2,630,400
 9/30/04            $6,910,310                        $7,046,080              $2,581,150
12/31/04            $8,140,322                        $8,119,193              $2,819,453


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN WILL VARY AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. MONTH-END PERFORMANCE INFORMATION CAN BE OBTAINED BY VISITING OUR WEB SITE AT COHENANDSTEERS.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES.

(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.
(b) Commencement of operations.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                                EXPENSE EXAMPLE

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                        BEGINNING          ENDING            EXPENSES PAID
                                      ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD
                                      JUNE 30, 2004   DECEMBER 31, 2004     ENDED 12/31/04(a)
                                      -------------   -----------------     ---------------
Actual..............................    $1,000.00         $1,293.00              $4.32
Hypothetical (5% return before
  expenses).........................    $1,000.00         $1,021.32              $3.82

-------------------
(a) Expenses are equal to the fund's annualized expense ratio (net of expense reduction), multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 366.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                               DECEMBER 31, 2004

                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                  -----------   ----------
 1.  Boston Properties.......................................  $70,684,310      7.03%
 2.  ProLogis................................................   62,065,892      6.17
 3.  Vornado Realty Trust....................................   57,356,342      5.70
 4.  Simon Property Group....................................   55,978,352      5.56
 5.  AvalonBay Communities...................................   54,306,360      5.40
 6.  Host Marriott Corp. ....................................   37,928,520      3.77
 7.  Mills Corp. ............................................   37,012,680      3.68
 8.  Equity Residential......................................   36,194,472      3.60
 9.  Archstone-Smith Trust...................................   29,713,140      2.95
10.  Brookfield Properties Corp. ............................   27,683,480      2.75

                          SECTOR BREAKDOWN (UNAUDITED)
                             (Based on Net Assets)

                                   [PIE CHART]

Office/Industrial               34.84%

Shopping Center                 22.67%

Residential                     21.59%

Hotel                            7.96%

Diversified                      5,70%

Self Storage                     4.81%

Health Care                      1.58%

Cash & Other Assets
in Excess of Liabilities         0.85%



--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
EQUITIES                                          99.15%(a)
  DIVERSIFIED                                      5.70%
         Vornado Realty Trust............................    753,400   $   57,356,342
                                                                       --------------
  HEALTH CARE                                      1.58%
         Ventas..........................................    579,600       15,886,836
                                                                       --------------
  HOTEL                                            7.96%
         Hilton Hotels Corp..............................    682,000       15,508,680
         Host Marriott Corp..............................  2,192,400       37,928,520
         Starwood Hotels & Resorts Worldwide.............    455,700       26,612,880
                                                                       --------------
                                                                           80,050,080
                                                                       --------------
  INDUSTRIAL                                      10.24%
         AMB Property Corp...............................    508,400       20,534,276
         Catellus Development Corp.......................    666,074       20,381,864
         ProLogis........................................  1,432,400       62,065,892
                                                                       --------------
                                                                          102,982,032
                                                                       --------------
  OFFICE                                          23.42%
         Arden Realty....................................    312,300       11,779,956
         BioMed Realty Trust.............................    152,500        3,387,025
         Boston Properties...............................  1,093,000       70,684,310
         Brandywine Realty Trust.........................    191,100        5,616,429
         Brookfield Properties Corp......................    740,200       27,683,480
         CarrAmerica Realty Corp.........................    398,500       13,150,500
         Equity Office Properties Trust..................    348,600       10,151,232
         Highwoods Properties............................    217,400        6,021,980
         Kilroy Realty Corp..............................    263,900       11,281,725
         Mack-Cali Realty Corp...........................    263,300       12,119,699
         Maguire Properties..............................    424,400       11,654,024
         Prentiss Properties Trust.......................    245,900        9,393,380
         Reckson Associates Realty Corp. ................    502,400       16,483,744
         SL Green Realty Corp............................    432,900       26,212,095
                                                                       --------------
                                                                          235,619,579
                                                                       --------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
  OFFICE/INDUSTRIAL                                1.18%
         Liberty Property Trust..........................    276,100   $   11,927,520
                                                                       --------------
  RESIDENTIAL                                     21.59%
    APARTMENT                                     19.68%
         Apartment Investment & Management Co............    195,600        7,538,424
         Archstone-Smith Trust...........................    775,800       29,713,140
         AvalonBay Communities...........................    721,200       54,306,360
         BRE Properties..................................    572,400       23,073,444
         Equity Residential..............................  1,000,400       36,194,472
         Essex Property Trust............................    182,600       15,301,880
         GMH Communities Trust...........................    185,000        2,608,500
         Post Properties.................................    455,800       15,907,420
         Summit Properties...............................    409,600       13,336,576
                                                                       --------------
                                                                          197,980,216
                                                                       --------------
    MANUFACTURED HOME                              1.91%
         Affordable Residential Communities..............    270,300        3,878,805
         Sun Communities.................................    382,500       15,395,625
                                                                       --------------
                                                                           19,274,430
                                                                       --------------
         TOTAL RESIDENTIAL...............................                 217,254,646
                                                                       --------------
  SELF STORAGE                                     4.81%
         Public Storage..................................    446,000       24,864,500
         Shurgard Storage Centers........................    534,200       23,510,142
                                                                       --------------
                                                                           48,374,642
                                                                       --------------
  SHOPPING CENTER                                 22.67%
    COMMUNITY CENTER                               4.40%
         Developers Diversified Realty Corp..............    306,100       13,581,657
         Federal Realty Investment Trust.................    293,100       15,138,615
         Pan Pacific Retail Properties...................    148,400        9,304,680
         Regency Centers Corp............................    112,700        6,243,580
                                                                       --------------
                                                                           44,268,532
                                                                       --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                            NUMBER         VALUE
                                                           OF SHARES      (NOTE 1)
                                                           ---------   --------------
    REGIONAL MALL                                 18.27%
         CBL & Associates Properties.....................   220,600   $   16,842,810
         General Growth Properties.......................   755,700       27,326,112
         Macerich Co.....................................   423,500       26,595,800
         Mills Corp......................................   580,500       37,012,680
         Simon Property Group............................   865,600       55,978,352
         Taubman Centers.................................   672,300       20,135,385
                                                                      --------------
                                                                         183,891,139
                                                                      --------------
         TOTAL SHOPPING CENTER...........................                228,159,671
                                                                      --------------
              TOTAL EQUITIES (Identified cost --
                 $562,481,846)...........................                997,611,348
                                                                      --------------

                                                              PRINCIPAL
                                                               AMOUNT
                                                             -----------
COMMERCIAL PAPER                                   0.46%
         State Street Corp., 1.70%, due 01/03/2005
            (Identified cost -- $4,675,558)................. $ 4,676,000        4,675,558
                                                             -----------   --------------
TOTAL INVESTMENTS (Identified cost --
  $567,157,404).................................    99.61%                  1,002,286,906
OTHER ASSETS IN EXCESS OF LIABILITIES...........     0.39%                      3,870,441
                                                   ------                  --------------
NET ASSETS (Equivalent to $45.47 per share based
  on 22,126,488 shares of capital stock
  outstanding)..................................   100.00%                 $1,006,157,347
                                                   ------                  --------------
                                                   ------                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
       cost -- $567,157,404) (Note 1).......................  $1,002,286,906
    Dividends receivable....................................       5,544,554
    Receivable for fund shares sold.........................       1,223,134
    Receivable for investment securities sold...............          16,547
                                                              --------------
         Total Assets.......................................   1,009,071,141
                                                              --------------
LIABILITIES:
    Payable for fund shares redeemed........................       2,261,942
    Payable to manager......................................         635,852
    Payable to custodian....................................          16,000
                                                              --------------
         Total Liabilities..................................       2,913,794
                                                              --------------
NET ASSETS applicable to 22,126,488 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $1,006,157,347
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,006,157,347[div]22,126,488 shares outstanding)......  $        45.47
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $  573,748,654
    Accumulated net realized loss on investments............      (2,720,809)
    Net unrealized appreciation on investments..............     435,129,502
                                                              --------------
                                                              $1,006,157,347
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $74,246 of foreign withholding
       tax).................................................  $ 27,629,198
    Interest income.........................................       127,222
                                                              ------------
         Total Income.......................................    27,756,420
                                                              ------------
Expenses:
    Management fees (Note 2)................................     6,956,275
    Directors' fees and expenses (Note 2)...................        46,375
    Line of credit fees and expenses (Note 6)...............        41,933
    Registration and filing fees............................        41,823
                                                              ------------
         Total Expenses.....................................     7,086,406
    Reduction of Expenses (Note 2)..........................      (130,131)
                                                              ------------
         Net Expenses.......................................     6,956,275
                                                              ------------
Net Investment Income.......................................    20,800,145
                                                              ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   100,076,386
    Net change in unrealized appreciation on investments....   181,771,459
                                                              ------------
         Net realized and unrealized gain on investments....   281,847,845
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $302,647,990
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2004   DECEMBER 31, 2003
                                                  -----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income..................   $   20,800,145        $ 23,743,503
         Net realized gain on investments.......      100,076,386          35,036,056
         Net change in unrealized appreciation
            on investments......................      181,771,459         182,973,999
                                                   --------------        ------------
              Net increase in net assets
                resulting from operations.......      302,647,990         241,753,558
                                                   --------------        ------------
    Dividends and Distributions to Shareholders
       from (Notes 1 and 4):
         Net investment income..................      (20,800,145)        (23,743,503)
         Net realized gain on investments.......     (100,623,685)        (35,286,955)
         Tax return of capital..................       (3,695,091)         (7,175,248)
                                                   --------------        ------------
              Total dividends and distributions
                to shareholders.................     (125,118,921)        (66,205,706)
                                                   --------------        ------------
    Capital Stock Transactions (Note 5):
         Increase/Decrease in net assets from
            fund share transactions.............      (60,023,362)         97,414,252
                                                   --------------        ------------
              Total increase in net assets......      117,505,707         272,962,104
    Net Assets:
         Beginning of year......................      888,651,640         615,689,536
                                                   --------------        ------------
         End of year............................   $1,006,157,347        $888,651,640
                                                   --------------        ------------
                                                   --------------        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                  FOR THE PERIOD
                                                   FOR THE YEAR ENDED DECEMBER 31,              FEBRUARY 14, 2000(a)
                                        -----------------------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:           2004          2003          2002          2001       DECEMBER 31, 2000
--------------------------------        -----------   -----------   -----------   -----------   ------------------
Net asset value, beginning of
 period...............................   $  37.34       $29.41        $30.97        $30.89            $25.00
                                         --------       ------        ------        ------            ------
Income from investment operations:
   Net investment income..............       0.99         1.10          1.28          1.35              1.20
   Net realized and unrealized
     gain/(loss) on investments.......      13.11         9.78         (0.28)         0.43              6.08
                                         --------       ------        ------        ------            ------
       Total income from investment
         operations...................      14.10        10.88          1.00          1.78              7.28
                                         --------       ------        ------        ------            ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.99)       (1.10)        (1.29)        (1.33)            (1.21)
   Net realized gain on investments...      (4.80)       (1.53)        (1.23)        (0.26)            (0.12)
   Tax return of capital..............      (0.18)       (0.32)        (0.04)        (0.11)            (0.06)
                                         --------       ------        ------        ------            ------
       Total dividends and
         distributions to
         shareholders.................      (5.97)       (2.95)        (2.56)        (1.70)            (1.39)
                                         --------       ------        ------        ------            ------
       Net increase/(decrease) in net
         asset value..................       8.13         7.93         (1.56)         0.08              5.89
                                         --------       ------        ------        ------            ------
Net asset value, end of period........   $  45.47       $37.34        $29.41        $30.97            $30.89
                                         --------       ------        ------        ------            ------
                                         --------       ------        ------        ------            ------
----------------------------------------------------------------------------------------------------------------
Total investment return...............     38.78%        38.04%         3.06%         6.02%            29.64%(b)
                                         --------       ------        ------        ------            ------
                                         --------       ------        ------        ------            ------
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).   $1,006.2       $888.7        $615.7        $594.2            $615.6
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)............        0.76%        0.77%         0.76%         0.77%             0.79%(c)
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)............        0.75%        0.75%         0.75%         0.75%             0.75%(c)
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)....................        2.23%        3.24%         4.06%         4.30%             5.09%(c)
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)....................        2.24%        3.26%         4.07%         4.33%             5.13%(c)
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------
Portfolio turnover rate................       29.27%       35.45%        37.88%        40.71%            20.16%(b)
                                           --------       ------        ------        ------            ------
                                           --------       ------        ------        ------            ------

-------------------
(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the management agreement), Cohen & Steers Capital Management, Inc. (the manager) serves as the fund's investment manager. Under the terms of the management agreement, the manager provides the fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the fund and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the fund. For the year ended December 31, 2004, the fund incurred $6,956,275 in management fees.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The manager also is responsible, under the management agreement, for the performance of certain administration services for the fund. During the year ended December 31, 2004, the manager incurred expenses in connection with such administration services pursuant to this commitment. These expenses include administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

    The manager has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the fund. For the year ended December 31, 2004, the manager paid $130,131 in expenses on behalf of the fund.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the manager. None of the directors and officers so affiliated received compensation from the fund for their services as directors and officers of the fund. For the year ended December 31, 2004, the manager paid $46,375 for directors' fees and related expenses on behalf of the fund.

    Other: At December 31, 2004, there was one institutional investor owning 19% of the fund's outstanding shares. Investment activities of this shareholder could have a significant impact on the fund.

    During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004 totaled $267,864,885 and $413,294,795, respectively.

NOTE 4. INCOME TAXES

    The fund had return of capital of $3,695,091 for the year ended December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                  --------------------------
                                                      2004          2003
                                                  ------------   -----------
Ordinary income.................................  $ 36,364,361   $32,766,657
Long-term capital gains.........................    85,059,469    26,263,801
Tax return of capital...........................     3,695,091     7,175,248
                                                  ------------   -----------
    Total dividends and distributions to
       shareholders.............................  $125,118,921   $66,205,706
                                                  ------------   -----------
                                                  ------------   -----------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004 the cost of investments and net unrealized appreciation/(depreciation), for federal income tax purposes were as follows:

Aggregate cost....................................  $569,878,213
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $432,938,760
Gross unrealized depreciation.....................      (530,067)
                                                    ------------
Net unrealized appreciation.......................  $432,408,693
                                                    ------------
                                                    ------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. For the year ended December 31, 2004, the Fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. At December 31, 2004 Cohen & Steers Capital Management, Inc. owned approximately 6,000 shares. The board of directors of the fund is authorized to reclassify and issue any unissued shares of the fund without shareholder approval. Transactions in fund shares were as follows:

                                       FOR THE                      FOR THE
                                      YEAR ENDED                   YEAR ENDED
                                  DECEMBER 31, 2004            DECEMBER 31, 2003
                              --------------------------   --------------------------
                                SHARES        AMOUNT         SHARES        AMOUNT
                              ----------   -------------   ----------   -------------
Sold........................   3,096,244   $ 123,927,900    5,805,880   $ 193,319,371
Sold in-kind(a).............     323,300      12,498,761           --              --
Issued as reinvestment of      2,351,148
  dividends.................                 103,840,926    1,258,323      44,503,491
Redeemed....................  (7,443,543)   (300,290,949)  (4,199,795)   (140,408,610)
                              ----------   -------------   ----------   -------------
Net increase/(decrease).....  (1,672,851)  $ (60,023,362)   2,864,408   $  97,414,252
                              ----------   -------------   ----------   -------------
                              ----------   -------------   ----------   -------------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Realty Income Fund, Inc., and Cohen & Steers Utility Fund, Inc. is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2004, the fund did not utilize the line of credit. For the year ended December 31, 2004, the manager paid commitment fees and other expenses associated with the line of credit of $41,933 on behalf of the fund.

-------------------
(a) Certain fund shareholders who met the minimum investment requirements of the fund were permitted to redeem shares of the Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the fund.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Institutional Realty Shares, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,161,441. Additionally, the fund designates long term capital gains distributions of $82,867,034 at the 15% rate and $2,192,436 at the 25% rate or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State and local tax status of the income received.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned to shareholders for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                                                            NUMBER OF
                                                                                          FUNDS WITHIN
                                                                                              FUND
                                                                                             COMPLEX
                                                            PRINCIPAL OCCUPATION(S)        OVERSEEN BY
                                                              DURING PAST 5 YEARS           DIRECTOR       LENGTH
                         POSITION(S) HELD     TERM OF           (INCLUDING OTHER         (INCLUDING THE    OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE          DIRECTORSHIPS HELD)             FUND)        SERVED
------------------------    ---------         ------          -------------------             -----        ------
Interested Directors(b)

Robert H. Steers .....  Director, chairman  Until next   Co-chairman and co-chief              14           Since
Age: 51                   of the board,     election of  executive officer of the                         inception
                          and secretary      directors   advisor since 2003 and prior
                                                         to that, chairman of the
                                                         advisor. President of Cohen &
                                                         Steers Securities, LLC, the
                                                         fund's distributor.

Martin Cohen .........  Director,           Until next   Co-chairman and co-chief              14           Since
Age: 55                 president and       election of  executive officer of the                         inception
                          treasurer          directors   advisor since 2003 and prior
                                                         to that, president of the
                                                         advisor. Vice president of
                                                         Cohen & Steers Securities,
                                                         LLC, the fund's distributor.

Disinterested Directors

Bonnie Cohen(c) ......       Director       Until next   Consultant. Prior thereto,            14          2001 to
Age: 61                                     election of  Undersecretary of State,                          present
                                             directors   United States Department of
                                                         State. Director of Wellsford
                                                         Real Properties, Inc.

George Grossman ......       Director       Until next   Attorney-at-law.                      14           Since
Age: 50                                     election of                                                   inception
                                             directors
                                                                                     (table continued on next page)

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.

(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.

(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)
                                                                                                      NUMBER OF
                                                                                                    FUNDS WITHIN
                                                                                                        FUND
                                                                                                       COMPLEX
                                                                 PRINCIPAL OCCUPATION(S)             OVERSEEN BY
                                                                   DURING PAST 5 YEARS                DIRECTOR       LENGTH
                         POSITION(S) HELD     TERM OF                (INCLUDING OTHER              (INCLUDING THE    OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE               DIRECTORSHIPS HELD)                  FUND)        SERVED
------------------------    ---------         ------               -------------------                  -----        ------
Richard E. Kroon......       Director       Until next   Board member of Finlay Enterprises, Inc.        14          2004 to
Age: 62                                     election of  (operator of department store fine                          present
                                             directors   jewelry leased departments), and several
                                                         private companies; member of Investment
                                                         Subcommittee, Monmouth University;
                                                         retired Chairman and Managing Partner of
                                                         Sprout Group venture capital funds, then
                                                         an affiliate of Donaldson, Lufkin and
                                                         Jenrette Securities Corporation; and
                                                         former chairman of the National Venture
                                                         Capital Association.

Richard J. Norman ....       Director       Until next   Private investor. President of the Board        14          2001 to
Age: 61                                     election of  of Directors of Maryland Public                             present
                                             directors   Television and board member of The
                                                         Salvation Army. Prior thereto,
                                                         investment representative of Morgan
                                                         Stanley Dean Witter.

Frank K. Ross ........       Director       Until next   Board member of NCRIC Group, Inc.               14          2004 to
Age: 61                                     election of  (insurance) and Pepco Holdings, Inc.                        present
                                             directors   (electric utility). Formerly,
                                                         Midatlantic Area Managing Partner for
                                                         Audit and Risk Advisory Services at KPMG
                                                         LLP and Managing partner of its
                                                         Washington, DC office.

Willard H. Smith, Jr. .      Director       Until next   Board member of Essex Property Trust,           14           Since
Age: 68                                     election of  Inc., Highwoods Properties, Inc., Realty                   inception
                                             directors   Income Corporation and Crest Net Lease,
                                                         Inc. Managing director at Merrill Lynch
                                                         & Co., Equity Capital Markets Division
                                                         from 1983 to 1995.

C. Edward Ward, Jr. .        Director       Until next   Member of the board of trustees of              14          2004 to
Age: 58                                     election of  Manhattan College, Riverdale, New York.                     present
                                             directors   Formerly head of closed-end fund
                                                         listings for the New York Stock
                                                         Exchange.

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                             POSITION(S) HELD
 NAME, ADDRESS AND AGE(a)       WITH FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ------------------------       ---------            ----------------------------------------
Joseph M. Harvey ........  Vice president        President of the advisor since 2003 and prior to
Age: 40                                          that, senior vice president and director of
                                                 investment research of the advisor.

Adam M. Derechin  .......  Vice president and    Chief operating officer of the advisor since 2003
Age: 40                      assistant           and prior to that, senior vice president of the
                             treasurer           advisor.

James S. Corl ...........  Vice president        Executive vice president and chief investment
Age: 38                                          officer for real estate securities investments of
                                                 the advisor since 2004, and prior to that, senior
                                                 vice president of the advisor.

Lawrence B. Stoller .....  Assistant secretary   Executive vice president and general counsel of
Age: 41                                          the advisor, since 2004; Chief legal officer of
                                                 Cohen & Steers Securities, LLC. Prior to that,
                                                 senior vice president and general counsel of the
                                                 advisor, associate general counsel, Neuberger
                                                 Berman Management, Inc. (money manager); and
                                                 assistant general counsel, The Dreyfus
                                                 Corporation (money manager).

John E. McLean ..........  Chief compliance      Vice president and associate general counsel of
Age: 34                      officer             Cohen & Steers Capital Management since September
                                                 2003. Prior to that, vice president, Law &
                                                 Regulation, J. & W. Seligman & Co. Incorporated
                                                 (money manager); and associate, Battle Fowler LLP
                                                 (law firm).

-------------------
(a) The address of each officer is 757 Third Avenue, New York, NY 10017

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


               FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                     COHEN & STEERS                                      COHEN & STEERS
                   REALTY INCOME FUND                                     REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                    FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                     COHEN & STEERS                                       COHEN & STEERS
                      UTILITY FUND                                       REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
   FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                         INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard E. Kroon                       Boston Financial Data Services, Inc.
Director                               66 Brooks Drive
                                       Braintree, MA 02184
Richard J. Norman                      (800) 437-9912
Director
                                       LEGAL COUNSEL
Frank K. Ross                          Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Willard H. Smith Jr.
Director                               DISTRIBUTOR
                                       Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                    757 Third Avenue
Director                               New York, NY 10017

James S. Corl                          Nasdaq Symbol: CSRIX
Vice president
                                       Web site: cohenandsteers.com
Adam Derechin
Vice president and assistant treasurer Net asset value (NAV) can be found in the daily mutual fund listings in the
Joseph M. Harvey                       financial section of most major
Vice president                         newspapers under Cohen & Steers.

Lawrence B. Stoller                    This report is authorized for delivery
Assistant secretary                    only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

--------------------------------------------------------------------------------
                                       27

COHEN & STEERS                              COHEN & STEERS
INSTITUTIONAL REALTY SHARES          INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017                           -------------




                                             ANNUAL REPORT
                                           DECEMBER 31, 2004

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                       2004      2003
                       ----      ----
Audit Fees           $42,500   $40,000
Audit-Related Fees     3,000     3,000
Tax Fees              12,600     9,300
All Other Fees            --        --

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant's principal accountant relating to after-tax return calculations. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                       2004      2003
                       ----      ----
Audit-Related Fees        --        --
Tax Fees                  --        --
All Other Fees       $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e)(2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $83,600 and $61,800, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


     By: /s/ Robert H. Steers
         --------------------------------
             Name: Robert H. Steers
             Title: Chairman

     Date: March 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers               By: /s/ Martin Cohen
         --------------------------------       --------------------------------
         Name: Robert H. Steers                     Name: Martin Cohen
         Title: Chairman, Secretary and             Title: President, Treasurer
                   and principal                              and principal
                   executive officer                          financial officer

     Date: March 8, 2005







                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................  'SS'
The division sign shall be expressed as............................... [div]